UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2005
                                                         ---------------



                         FRIENDLY ICE CREAM CORPORATION
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)



                                  MASSACHUSETTS
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            001-13579                               04-2053130
    ------------------------           ------------------------------------
    (Commission File Number)           (I.R.S. Employer Identification No.)



           1855 Boston Road, Wilbraham, MA                     01095
    ----------------------------------------                 ----------
    (Address of Principal Executive Offices)                 (Zip Code)



                                 (413) 543-2400
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of a Director

On February 9, 2005, Mr. Charles A. Ledsinger, a director of Friendly Ice Cream Corporation (the "Company") since 1997, informed the Board of Directors of the Company that he is resigning as a Class II Director of the Company to pursue other activities, effective March 1, 2005.

Appointment of a Director

On February 9, 2005, the Company's Board of Directors, upon the recommendation of the Nominating Committee of the Board of Directors, appointed Mr. Perry D. Odak as a Class II director to fill the vacancy created by Mr. Ledsinger's resignation, such appointment to be effective March 1, 2005. Mr. Odak will also serve on the Audit and Compensation Committees of the Board of Directors.

A copy of a press release issued by the Company announcing the resignation of Mr. Ledsinger and the appointment of Mr. Odak is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits
         --------


Exhibit Number          Exhibit Description
--------------          ------------------------------------------------------
99.1                    Friendly Ice Cream Corporation Press Release
                        dated February 10, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 11,  2005     FRIENDLY ICE CREAM CORPORATION


                              By:  /s/ PAUL V. HOAGLAND
                              --------------------------------
                              Name: Paul V. Hoagland
                              Title: Executive Vice President
                              of Administration and
                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number          Exhibit Description
--------------          ------------------------------------------------------
99.1                    Friendly Ice Cream Corporation Press Release
                        dated February 10, 2005